                                                                   EXHIBIT 10.13

JTC(L)3729/199

1 March, 2001

                                                    JTC Corporation
                                                    JTC East Zone Office
TRIO-TECH INTERNATIONAL PTE LTD                     25 Kallang Avenue 405-01
BLOCK 1008 TOA PAYOH NORTH                          Singapore 339416
#03-09
SINGAPORE 318996                                    telephone 1800-299 9405
                                                    facsimile 885 4232
                                                    email   feedback@ jtc.gov.sg
                                                    web site  www.jtc.gov.sg


Dear Sirs,

ACCEPTANCE OF RENEWAL OFFER ON PTE LOTS A4551, A4551A, A4551G AT BLK 1004 TOA PAYOH NORTH #07-01/07 AND #07-R1, #03-01/03

1 We are pleased to forward herewith the stamped letter of acceptance dated 16 Feb 2001, for your retention.


Yours faithfully


By: /s/ Margie Ho
--------------------------
Margie Ho (Mrs)
JTC East Zone
for Director
Customer Services Group

ENCL.

DID-8854207
FAX: 8854232
EMAIL:margieho@jtc.gov.sg

                         TRIO-TECH
                         ---------
                        INTERNATIONAL

8 February 2001
                                                     [STAMP]
JTC EAST ZONE
25 KALLANG AVENUE
#15-01
SINGAPORE 339416

Attn: Ms Mabel Tan

Dear Sirs,

RENEWAL OF TENANCY FOR PTE LOT: AA45519 A4551A, A455IG AT BLK 1004 TOA PAY0H NORTH #07-01/07 SINGAPORE 318995, #07-R1, SINGAPORE 318995, #03-01/03 SINGAPORE
318995

1. We refer to your letter of Offer dated 14 November 2000 and hereby confirm acceptance of the covenants, terms and conditions of the Tenancy.

2. We enclose herewith a cheque for the amount of $1,178.00 and a Banker's/Insurance Guarantee for the amount of $37,006.39 as security deposit as confirmation of our acceptance.



                                           By: /s/ Lee Siew Kuan
-------------------------------------------------------------------------------
Signature of authorised signatory     :    Lee Siew Kuan
Name of authorised signatory          :    Director of Logistic
Designation

For and on behalf of :
TRIO-TECH INTERNATIONAL PTE LTD
In the presence of :


                                           By: /s/ Betty Ang
-------------------------------------------------------------------------------
Name of witness                       :    Miss Betty Ang
NRIC No.                              :    S6945849A

JTC(L)3729/199/MT

14 November, 2000
                                                      DID: 8854193
                                                      FAX: 8854232
                                                      EMAIL: mabeitan@jtc.gov.sg
TRIO-TECH INTERNATIONAL PTE LTD
BLOCK 1008 TOA PAYOH NORTH
#03-09
SINGAPORE 318996

Dear Customer,

RE: RENTAL AND PROPERTY TAX REBATES FOR TENANTS UPON RENEWAL PTE LOT NO. AA4661, A4551 A, A4651G

1. In November 1999, we informed you that JTC has extended the rental rebate measures announced in January 1999 by another year until 31st December 2000. On the 31st of December 2000, the rebates given to you will cease to be effective and rental payable will revert to the contracted amounts without further notice.

2. You may be pleased to note that the Ministry of Finance has extended the property tax rebate for another year from 1st July 2000 to 3 June 2001, but at a lower rate of 25%. This works out to a rebate of 3% on the rent payable after any rental rebates, if applicable.

3. You may like to take note that the rental and property tax rebate, will cease on 31st Dec 2000 or 30th June 2001 respectively or when your tenancy expires, whichever is earlier. An updated statement of account reflecting the amount payable, due to the renewed rental rates and property tax rebates is attached. If you have any queries, please do not hesitate to contact me at DID 8854193.

4.   On behalf of JTC, I wish you continued success in the years ahead


Yours Faithfully,


By: /s/ Mabel Tan
------------------------------
MABEL TAN (MISS)
SNR LEASE MANAGEMENT OFFICER
JTC EAST ZONE
CUSTOMER SERVICES GROUP
ENCL

JTC(L)3729/199/MT

14 November, 2000                                     DID: 8854193
                                                      FAX: 8854232
                                                      EMAIL: mabeltan@jtc.gov.sg

TRIO-TECH INTERNATIONAL PTE LTD
BLOCK 1008 TOA PAYOH NORTH
#03-09
SINGAPORE 318996

Attn : Ms Betty Ang                      LUM

Dear Sirs,

OFFER OF TENANCY OF FLATTED FACTORY AT BLK 1004 TOA PAYOH NORTH #07-01/07, #07-R1 & #03-01/03, SINGAPORE 318996 PTE LOTS A4561, A4551A, A4551G ("THE PREMISES")

1. We are pleased to offer a tenancy of the Premises subject to the following covenants, terms and conditions in this letter and in the annexed Memorandum of Tenancy ("the Offer"):

     1.01   Location:

            Units #07-01/07, #07-R1, #03-01/03, , at Blk 1004 Toa Payoh North
            ("the Building" ) as delineated and edged in red on the plan attached to the Offer.

     1.02   Term of Tenancy:

            2 years 10 months 15 days ("the Term") with effect from 16 Nov 2000 ("the Commencement Date").

     1.03   Tenancy Agreement:

            Upon due acceptance of the Offer in accordance with clause 2 of this letter, you shall have entered into a tenancy agreement with us ("the Tenancy") and will be bound by the Ovenants, terms and conditions thereof.

            In the event of any inconsistency or conflict between any covenant, term or condition of this letter and the Memorandum of Tenancy, the relevant covenant, term or condition in this letter shall prevail.

                                                         Jurong Town Corporation

1.04 Area:

       Site                Unit No.         Floor Area
                                             (sq m)

     4551                  #07-01/07         637.7        )
     4551A                 #07-R1              9.4        ) subject
     4551G                 #03-01/03         274.9        ) to
                                            922.00        ) survey

1.05 Rent and Service Charge:

     For Discounted Rent:
     --------------------

     (a)  Discounted rate of: -

          Site             Unit No.         Discounted Rent per
                                              sqm per month
          4551             #07-01/07              $10.96
          4551A               #07-R1              $10.96
          4551 G           #03-01/03              $12.03

     for so long as the Tenant shall occupy by way of tenancy an aggregate floor area of 1,000 square metres in the Building or in the various flatted factories belonging to the Landlord, and

     (b)  Normal rate of

          Site             Unit No.         Normal Rent per sqm
                                                 per month
          4551             #07-01/07              $11.30
          4551A               #07-R1              $11.30
          4551 G           #03-01/03              $12.40

     in the event that the said aggregate floor area occupied is at any time reduced to below 1,000 square metre (when the discount shall be totally withdrawn) with effect from the date of reduction in the said aggregate floor,

     ("Rent" ) to be paid without demand and in advance without deduction on the 1st day of each month of the year (i.e. 1st of January, February, March, etc.). The first payment shall be made on 16 Dec 2000.

                                                         Jurong Town Corporation

     Service charge:

     $2.10 per square metre per month, ("Service Charge") as charges for services rendered by us, payable without demand on the same date and in the same manner as the Rent, subject to our revision from time to time.

1.06 Security Deposit/ Banker's Guarantee:

     For Discounted Rent:
     -------------------

     You will at the time of acceptance of the Offer be required to place with us a deposit of $37,006.39 equivalent to 3 months' Rent (at the discounted rate) and Service Charge ("Security Deposit") as security against any breach of the covenants, terms and conditions in the Tenancy.

     The Security Deposit may be in the form of cash and/or acceptable Banker's Guarantee in the form attached (effective from 16 Nov 2000 to 31 Mar 2004) and/or such other form of security as we may in our absolute discretion permit or accept.

     The Security Deposit must be maintained at the same sum throughout the Term and shall be repayable to you without interest or returned to you for cancellation, after the termination of the Term (by expiry or otherwise) or expiry of the Banker's Guarantee, as the case may be, subject to appropriate deductions or payment to us for damages or other sums due under the Tenancy.

     If the Rent at the discounted rate is increased to the normal rate or Service Charge is increased or any deductions are made from the Security Deposit, you are to immediately pay the amount of such increase or make good the deductions so that the Security Deposit shall at all times be equal to 3 months' Rent and Service Charge.

1.07 Mode of Payment:

     Except for the payment to be made with your letter of acceptance pursuant to clause 2 of this letter, during the Term, you shall pay Rent, Service Charge and GST by Interbank GIRO or any other mode to be determined by us.

     You have an existing account with us from which we will continue to deduct the aforesaid payments. You are therefore not required to submit a duly completed GIRO form as part of the Mode of Acceptance herein unless you wish to have a separate GIRO account to meet the aforesaid payments.

                                                         Jurong Town Corporation

1.08 Permitted Use:

     (a)  You shall commence full operations for

          #07-01/07
          ---------
          assembly and test of semi-conducters and test equipment only

          #07-RI
          ------
          storage of raw materials related to the production only

          #03-01/03
          ---------
          ancillary storage of raw materials to main operation at #07-01/07 only and for no other purpose whatsoever ("the Authorised Use").

     (b) Thereafter, you shall maintain full and continuous operations and use and occupy the whole of the Premises for the Authorised Use.

     (c) Subject to clauses (a) and (b) above, you shall use and occupy at least sixty per cent (60%) of the gross floor area of the Premises for industrial activities and ancillary stores, and use and occupy the remaining gross floor area, if any, for offices, neutral areas, communal facilities and such other uses as may be approved in writing by us and the relevant governmental and statutory authorities Provided That you shall not use and occupy the Premises for the purpose of commercial office and storage unrelated to the Authorised Use.

1.09 Preparation and Submission of Plans:

     (a) No alteration, addition, improvement, erection, installation or interference to or in the Premises or the fixtures and fittings therein is permitted without Building Control Unit's [BCU(JTC)] prior written consent. Your attention is drawn to clauses 2.10 to 2.19 and
          2.34 of the Memorandum of Tenancy.

     (b) If you have made any changes to the original layout of your factory, you shall be required to engage a qualified architect or engineer to prepare and submit plans showing the layout of all installations including any alterations and additions. And you may wish to make and submit to Controller, BCU(JTC) four copies of fresh layout plan showing the alterations or additions etc, for our record/approval. If you have any enquiries on the preparation and submission of your plans for JTC endorsement, please contact Mr Song Bee Keng/Mr Foo See Keong at Tel No 5688389/5688382.

                                                         Jurong Town Corporation

     (c) No work shall commence until the plans have been approved by our BCU(JTC).

1.10 Special Conditions:

     (a)  Loading Capacity:

          Normal (Ground & Non-ground) Floor Premises

          You shall comply and ensure compliance with the following restrictions:

          (i)   maximum loading capacity of the goods lifts in the Building; and

          (ii) maximum floor loading capacity of 15.0 or 10.0 kiloNewtons per square metre respectively of the Premises on the 3d and 7th storey of the Building PROVIDED THAT any such permitted load shall be evenly distributed.

          We shall not be liable for any loss or damage that you may suffer from any subsidence or cracking of the ground floor slabs and aprons of the Building.

1.11 Option for renewal of tenancy:

     (a) You may within 3 months before the expiry of the Term make a written request to us for a further term of tenancy

     (b) We may grant you a further term of tenancy of Premises upon mutual terms to be agreed between you and us subject to the following :

          (i) there shall be no breach of your obligations at the time you make your request for a further term;

          (ii) our determination of revised rent, having regard to the market rent of the Premises at the time of granting the further term, shall be final;

          (iii) we shall have absolute discretion to determine such covenants, terms and conditions, but excluding a covenant for renewal of tenancy; and

          (iv) there shall not be any breach of your obligations at the expiry of Term.

                                                         Jurong Yown Corporation

2.   Mode of Acceptance:

     The Offer shall lapse if we do not receive the following within three weeks from the date of this letter.

     . Duly signed letter of acceptance of all the covenants, terms and conditions in the Tenancy in the form enclosed at the Appendix 1. (Please date as required in the Appendix)

     .    Payment of the sum $50,568.57 (inclusive of GST) arrived at Appendix
          2.

     . Alternatively, please let us have your remittance of $1,178.00 (inclusive of GST) and the Bankers Guarantee (in lieu of the three months' cash deposit) for the sum of $37,006.39. Please note that your first month's rent of $12,384.18 will be deducted through your Giro Account in Dec 2000.

3. Please note that payments made prior to your giving us the other items listed above may be cleared by and credited by us upon receipt. However, if the said other items are not forthcoming from you within the time stipulated herein, the Offer shall lapse and there shall be no contract between you and us arising hereunder. Any payments received shall then be refunded to you without interest and you shall have no claim of whatsoever nature against us.

4.   Variation to the Tenancy

     This letter and the Memorandum of Tenancy constitute the full terms and conditions governing the Offer and no terms or representation or otherwise, whether express or implied, shall form part of the Offer other than what is contained herein. Any variation, modification, amendment, deletion, addition or otherwise of the covenants, terms and conditions of the Offer shall not be enforceable unless agreed by both parties and reduced in writing by us.

5.   Car-Parking Scheme:

     (a) The car park for Block 1004 Toa Payoh North is currently managed by Wilson Parking (S) Pte Ltd and you will have to observe and be bound by all the rules and regulations governing the use and operation of the car park. You are requested to contact the following person on the use of the car park:

                                                         Jurong Town Corporation

               Ms Susan Ng
               Wilson Parking (S) Pte Ltd
               32 Sultan Gate
               Singapore 198480
               TelNo.2966600

     (b) The Corporation shall not be liable for any loss, damage, injury, liability, claim or action you may sustain or suffer in the use of the car park and the tenants shall fully indemnify the Corporation against any loss, claims, penalties, demands, damage arising from the private management and operations of the car park by the tenants.

6. Please note that our granting of your request/application here does not at any time prejudice or waive any of our rights or remedies for breaches of your obligations to us. Any waiver by us, to be effective, must be clearly and specifically stated in writing.


Yours faithfully

By: /s/ Mabel Tan
------------------------------
MABEL TAN (MISS)
SNR LEASE MANAGEMENT OFFICER
JTC EAST ZONE
CUSTOMER SERVICES GROUP
ATTD